Exhibit 99.1
SIXTEENTH AMENDMENT
TO AMENDED AND RESTATED CREDIT AGREEMENT
     THIS SIXTEENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Sixteenth Amendment”) is made and entered into as of August 8, 2007, by and among the financial institutions identified on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO FOOTHILL, INC., a California corporation, as administrative agent and collateral agent for the Lenders (in such capacities, together with any successor administrative agent and collateral agent, the “Agent”), SILVER POINT FINANCE, LLC, as the co-agent, syndication agent, documentation agent (in such capacities, together with any successor co-agent, syndication agent, and documentation agent, the “Co-Agent”), arranger and book runner, SALTON, INC., a Delaware corporation (the “Parent”), each of the Parent’s Subsidiaries identified on the signature pages hereof as Borrowers (collectively with the Parent, the “Borrowers”) and each of the Parent’s Subsidiaries identified on the signature pages hereof as Guarantors (collectively, the “Guarantors” and, together with the Borrowers, the “Borrower Parties”).
WITNESSETH:
     WHEREAS, the Lenders, the Agent, the Co-Agent and the Borrower Parties are parties to that certain Amended and Restated Credit Agreement, dated as of May 9, 2003 and amended and restated as of June 15, 2004 (as amended as of August 30, 2004, as of May 11, 2005, as of July 8, 2005, as of September 22, 2005, as of October 7, 2005, as of November 9, 2005, as of February 8, 2006, as of May 10, 2006, as of August 15, 2006, as of February 12, 2007, as of April 13, 2007, as of June 28, 2007, as of July 30, 2007, as of July 31, 2007, as of August 6, 2007 and as it may be further amended, modified, supplemented or amended and restated from time to time, the “Credit Agreement”);
     WHEREAS, the Borrowers have requested, and the Agent, the Co-Agent and the Lenders have agreed, to amend the definition of Borrowing Base in the Credit Agreement as set forth herein;
     NOW, THEREFORE, in consideration of the agreements and provisions herein contained, the parties hereto do hereby agree as follows:
Section 1. Definitions. Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
Section 2. Amendments to the Credit Agreement. The Credit Agreement is hereby amended, effective as of the date this Sixteenth Amendment becomes effective in accordance with Section 4 hereof, as follows:
     2.01 Definition of Applicable Margin. The definition of “Applicable Margin” is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

            “Applicable Margin” means (a) with respect to Base Rate Loans and all other Obligations (other than LIBOR Rate Loans), 6.50%, and (b) with respect to LIBOR Rate Loans, 8.50%.”
     2.02 Definition of Borrowing Base. Clause (a)(D) of the definition of “Borrowing Base” is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:
            “(D) the sum of
                      (i) the lesser of
                           (A) the sum of
                    (I) ten percent (10%) of the Net Amount of Eligible Accounts, plus
                    (II) the sum of (x) twenty-four percent (24%) of the value of the Eligible Landed Inventory, plus (y) twenty-nine percent (29%) of the book value of Eligible In-Transit Inventory valued at the lower of cost (determined on a first-in, first-out basis) or market; and
                           (B) $16,200,000; plus
                      (ii) the Stretch Amount;
provided, that, notwithstanding the foregoing, on and after November 10, 2007, the result of this clause (D) shall be zero. The “Stretch Amount” shall be $40,989,509.48; provided, however upon satisfaction, prior to 5pm on August 13, 2007, of the conditions set forth in Section 1.2(k), the Stretch Amount shall be increased to $51,789,509.48.”
     2.03 Definition of Debt. The definition of “Debt” is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:
     “Debt” means, without duplication, all indebtedness for borrowed money or the deferred purchase price of property, to any Person, of any kind or nature, now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, excluding trade payables, but including (a) all Obligations; (b) all obligations or liabilities created or arising under any Capital Lease or conditional sale or other title retention agreement with respect to property used or acquired by any Borrower Party, even if the rights and remedies of the lessor, seller or lender thereunder are limited to repossession of such property; provided, however, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of the Borrower Parties prepared in accordance with GAAP; (c) all obligations and liabilities under Guaranties; (d) the present value (discounted at the Base Rate) of lease payments due under synthetic leases, (e) earn-outs or other contingent payments incurred in connection with any acquisition to the extent such earn-outs or payments are not reflected as expenses on the income statements of such Person, and (f) all obligations in respect to agreements for the purposes of hedging foreign currency exchange rates; provided, further, however, that in no event shall the term Debt include the capital stock surplus, retained earnings, minority interests in the common stock of Subsidiaries, lease obligations (other than pursuant to (b) or (d) above), reserves for deferred income taxes and investment credits, or other deferred credits or reserves.”
     2.04 Definition of Foreign Pledge Agreements. The definition of “Foreign Pledge Agreements” is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:
            “Foreign Pledge Agreements” means, collectively those certain pledge agreements, in form and substance reasonably satisfactory to the Agent and the Co-Agent, among the Borrower Parties, or any of them, and the Agent for the benefit of the Agent, the Co-Agent and the other Lenders pursuant to which one or more Borrower Parties or Subsidiaries of Borrower Parties pledge certain equity interest of Foreign Subsidiaries.”
     2.05 Definition of Make—Whole Amount. The definition of “Make-Whole Amount” is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:
            “Make-Whole Amount” means, at any time, an amount, in addition to any principal repaid or prepaid, equal to the present value at such time of all interest payments on the principal amount of the Term Loan and the Revolving Loans repaid or prepaid or deemed repaid or prepaid through the Stated Termination Date computed using a discount rate equal to the then current one month LIBOR Rate plus 50 basis points. For purposes of this calculation: (i) such interest payments shall be determined based on then current one month LIBOR Rate plus the Applicable Margin and for the period through the Stated Termination Date and (ii) the outstanding principal amount of Revolving Loans shall be deemed to be the greater of (a) $150,000,000 less the principal amount of the Term Loan so prepaid or repaid and (b) the principal amount of the Revolver Commitment so permanently reduced or terminated. Notwithstanding the foregoing, if at the date of termination of this Agreement, no Default or Event of Default has occurred, the Make-Whole Amount shall be an amount equal to the lesser of (a) the amount calculated as provided above and (b) $9,500,000.”
     2.06 Definition of Obligations. The definition of “Obligations” is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:
            “Obligations” means all present and future loans, advances, liabilities, obligations, covenants, duties, and debts owing by the Borrowers to the Agent and/or any Lender, arising under or pursuant to this Agreement or any of the other Loan Documents or any Hedge Agreement, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, as primary obligor or guarantor, and including all principal, interest, charges, expenses, damages, fees, attorneys’ and other professionals’ fees and expenses, filing fees and any other sums chargeable to any Borrower hereunder or under any of other Loan Documents. “Obligations” includes, without limitation, (a) all debts, liabilities, and obligations now or hereafter arising from or in connection with the Letters of Credit, and (b) all debts, liabilities and obligations now or hereafter arising from or in connection with Bank Products.”
     2.07 Definition of Stated Termination Date. The definition of “Stated Termination Date” is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:
“Stated Termination Date” means December 31, 2008.”
     2.08 Section 1.2(k). Section 1.2 of the Credit Agreement is hereby amended by adding a new Section 1.2(k) as follows:
“Section 1.2(k) Increase in Stretch Amount. The Stretch Amount shall be increased to $51,789,509.48 at 5pm (New York City time) on August 13, if on or before such date, the Credit Agreement shall be amended to provide that:
(i) the liabilities owed by Salton Europe Ltd. and/or its Subsidiaries to Salton Hong Kong, Ltd that are secured by any assets of Salton Europe Ltd and/or its Subsidiaries, whether by grant of a lien, retention of title or other means shall not exceed during the periods set forth on Annex C, Section I, the corresponding amounts for such periods set forth on Annex C; Section I to the extent so secured such liabilities shall be secured solely by accounts receivable and inventory of Salton Europe Ltd. on a second lien basis, junior to the lien securing the obligations described in Section 7.13 (c); and except as so permitted and notwithstanding, anything to the contrary in the Loan Documents, Salton Hong Kong, Ltd. shall have no Liens on any asset of Salton, Inc. or any of its Subsidiaries;
(ii) the Borrower Parties shall cause Salton Australia, Pty. Ltd. and/or its Subsidiaries, to the extent not prohibited by Australian law, to assume (within 10 days of request by the Co-Agent) or guarantee (within 5 days of request by the Co-Agent) up to $15,000,000 principal amount of Revolving Loans or other Obligations on terms and conditions reasonably satisfactory to the Agent and Co-Agent and to secure its obligations under such assumption or guarantee by a first priority perfected lien in all of its and its Subsidiaries’ assets and that in the event Salton Australia, Pty. Ltd. and/or its Subsidiaries assumes any of the Revolving Loans or other Obligations, the Interest Rate applicable to such Revolving Loans or other Obligations shall be at an interest rate determined by the Co-Agent to be commercially reasonable in the Australian market for similar credits and the Interest Rate on the Revolving Loans, Term Loan and other Obligations that are not so assumed shall be adjusted so that the weighted average Interest Rate (as determined by the Co-Agent) on the Obligations shall be the same as the Interest Rate thereon would be if no Revolving Loans or other Obligations were so assumed; and
(iii) all fee and other amounts due to the Agent, the Co-Agent or any of the Lenders have been paid in full.”

     2.09 Section 3.1(b). Section 3.1(b) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:
“(b) Term Loan. The Term Loan shall be due and payable in full, together with all accrued and unpaid interest thereon, on the Stated Termination Date. The Term Loan may not be prepaid other than pursuant to Section 3.1(c) and as provided (and upon payment of the sums provided for) in Section 3.2”
     2.10 Article 7 (Affirmative and Negative Covenants).
(a) Section 7.10 of the Credit Agreement is hereby amended by adding the following thereto:
  “Notwithstanding anything to the contrary set forth in this Section 7.10, each Borrower Party shall not, and shall not permit any of its Subsidiaries to, issue any Stock or Debt (except as permitted by Section 7.13) except, on or prior to 5 pm (New York City time) on August 13, 2007, Debt of Salton, Inc. and/or common stock of Salton Inc., on terms satisfactory to the Co-Agent, in a principal amount or for gross cash proceeds not greater than $8,000,000; provided the Net Cash Proceeds of such issuance of Debt or common stock are applied to repay the Revolving Loans (without a reduction in the Revolver Loan Commitments).”
(b) Section 7.13 of the Credit Agreement is hereby amended by:
(i)	deleting the reference to Schedule 6.9 in clause (b) thereof and substituting “Schedule 7.13” in lieu thereof;

(ii)	deleting the text of clauses (d), (h), (i) and (j) thereof and inserting “Reserved” in lieu thereof; and

(iii)	deleting clause (c) thereof in its entirety and inserting the following in lieu thereof:

“(c) Debt of Salton Holdings Limited and Salton Europe Limited , under the Facility Agreement dated 23rd December 2005 among those entities, the lender parties listed therein, Burdale Financial Limited as agent and security trustee, as amended to the date hereof shall not exceed the principal amount outstanding set forth on Annex C, Section II during the corresponding periods set forth on Annex C, Section II.”

(iv)	deleting clause (e) thereof in its entirety and inserting the following in lieu thereof:

“(e) the Senior Notes in a principal amount equal to the principal amount outstanding on August 8, 2007 less any repayments of principal of the Senior Notes after such date;”

(v)	deleting clause (g) thereof in its entirety and inserting the following in lieu thereof:

“(g) Debt in respect of foreign currency hedging agreements with aggregate notional amounts not greater than $2,000,000 at any time;”

(vi)	deleting clause (k) thereof in its entirety and inserting the following in lieu thereof:

“(k) the Second Lien Term Loan in a principal amount equal to the principal amount outstanding on August 8, 2007 less any repayments of principal of the Second Lien Term Loan after such date;” and:

(vii)	adding clause (l) as follows:

“Debt permitted by Section 7.10.”
                              (c) Article 7 of the Credit Agreement is hereby amended by inserting the following new Sections 7.33, 7.34 and 7.35:
  “Section 7.33 Post Sixteenth Amendment Effective Date Covenants. The Borrowers shall, and shall cause each of its Subsidiaries to, comply with the terms and conditions set forth on Schedule 7.33.
  Section 7.34 Chief Restructuring Officer. On or before September 7, 2007, Salton Inc. shall appoint a chief restructuring officer reasonably acceptable, and on terms reasonably acceptable, to the Co-Agent. After appointment of such chief restructuring officer, Co-Agent agrees to negotiate in good faith with the Borrower Parties to amend the Weekly Cash Flow Budget (as defined in Schedule 7.33) to reflect the costs, fees and expenses of engagement of the chief restructuring officer.
  Section 7.35 No Amendments to Debt Agreements. Notwithstanding any other provision in this Agreement, the Borrower Parties shall not and shall not permit Subsidiaries of Borrower Parties to amend any agreement governing, securing, or relating to any Debt of the Borrower Parties or any Subsidiaries of Borrower Parties.
     2.11 Section 9.2(a). Section 9.2(a) of the Credit Agreement is hereby amended by deleting clause (iv) thereof in its entirety and inserting the following in lieu thereof:
                              (a) If a Default or an Event of Default exists, the Agent shall, at the direction of the Required Lenders, do one or more of the following at any time or times and in any order, without notice to or demand on the Borrower Parties: (i) reduce the Maximum Amount and/or the applicable Commitments, or the advance rates against Eligible Accounts and/or Eligible Inventory used in computing the Borrowing Base, or reduce one or more of the other elements used in computing the Borrowing Base or increase Reserves; (ii) restrict the amount of or refuse to make Revolving Loans; and (iii) restrict or refuse to provide Letters of

Credit or Credit Support. If an Event of Default exists, the Agent shall, at the direction of the Required Lenders, do one or more of the following, in addition to the actions described in the preceding sentence, at any time or times and in any order, without notice to or demand on the Borrower Parties: (A) terminate the Commitments and this Agreement (in which case the amounts provided for in Section 3.2 shall be due); (B) declare any or all Obligations to be immediately due and payable (excluding Obligations arising under any Hedge Agreement but including the Make-Whole Amount); provided however, that upon the occurrence of any Event of Default described in Sections 9.1(e), 9.1(f), 9.1(g), or 9.1(h), the Commitments shall automatically and immediately expire and all Obligations (excluding obligations arising under any Hedge Agreement but including the Make-Whole Amount) shall automatically become immediately due and payable without notice or demand of any kind; (C) require Borrowers to deliver to the Agent and the Co-Agent a standby letter of credit in form an substance satisfactory to the Agent and Co-Agent, issued by an issuer satisfactory to the Agent and the Co-Agent in an amount equal to one hundred five percent (105%) of all outstanding Letter of Credit obligations (or in the event the Borrowers demonstrate the reasonable satisfaction of the Agent and the Co-Agent the inability of Borrowers, or any of them, to obtain such standby letter of credit, cash collateralize one hundred five percent (105%) of all outstanding Letter of Credit obligations); and (D) pursue its other rights and remedies under the Loan Documents and applicable law.
     2.12 Schedules. The schedules to the Credit Agreement are amended by inserting:
(a) Annex A hereto as Schedule 7.33 — Post Sixteenth Amendment Effective Date Covenants; and
(b) Annex B hereto as Schedule 7.13 — Debt at August 4, 2007.
  Section 3. Representations and Warranties. In order to induce the Agent, the Co-Agent and the Lenders to enter into this Sixteenth Amendment, the Borrower Parties hereby represent and warrant that:
     3.01 No Default. At and as of the date of this Sixteenth Amendment and after giving effect to this Sixteenth Amendment, no Default or Event of Default exists.
     3.02 Representations and Warranties True and Correct. At and as of the date of this Sixteenth Amendment and both prior to and after giving effect to this Sixteenth Amendment, each of the representations and warranties contained in the Credit Agreement and other Loan Documents is true and correct in all material respects.
     3.03 Corporate Power, Etc. The Borrower Parties (a) have all requisite corporate power and authority to execute and deliver this Sixteenth Amendment and to consummate the transactions contemplated hereby and (b) have taken all action, corporate or otherwise, necessary to authorize the execution and delivery of this Sixteenth Amendment and the consummation of the transactions contemplated hereby.
     3.04 No Conflict. Neither the execution and delivery of this Sixteenth Amendment nor consummation of the transactions contemplated hereby will (a) conflict with or result in any breach or violation of any provision of the certificate of incorporation, certificate of formation or by-laws of the Borrower Parties, (b) result in any breach or violation of, or constitute a default

(or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of a Lien upon any of the properties or assets of the Borrower Parties under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease agreement or other instrument or obligation to which the Borrower Parties are parties or to which any of their properties or assets are subject, (c) require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any Governmental Authority, or (d) violate any order, writ, injunction, decree, judgment, ruling, law, statute, rule or regulation of any Governmental Authority.
     3.05 Binding Effect. This Sixteenth Amendment has been duly executed and delivered by the Borrower Parties and constitutes the legal, valid and binding obligation of the Borrower Parties, enforceable against the Borrower Parties in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors’ rights generally, and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     3.06 Account Control Agreements. Except as set forth on Annex A hereto, all Deposit Accounts of all of the Borrower Parties are subject to valid and enforceable deposit account control agreement which grant to the Collateral Agent, a valid, first priority security interest and lien in such Deposit Accounts.
Section 4. Conditions. This Sixteenth Amendment shall be effective upon the fulfillment by the Borrower Parties, in a manner satisfactory to the Co-Agent, the Agent and the Lenders, of all of the following conditions precedent set forth in this Section 4 (such date, the “Effective Date”):
     4.01 Execution of the Sixteenth Amendment. Each of the parties hereto shall have executed an original counterpart of this Sixteenth Amendment and shall have delivered (including by way of telefacsimile or electronic mail) the same to the Co-Agent.
     4.02 Representations and Warranties. As of the Effective Date, the representations and warranties set forth in Section 3 hereof shall be true and correct.
     4.03 Delivery of Other Documents. The Co-Agent and the Agent shall have received all such other instruments, documents and agreements as the Co-Agent or the Agent may reasonably request, in form and substance reasonably satisfactory to the Co-Agent and the Agent.
Section 5. Miscellaneous.
     5.01 Designated Debt. Each of the Borrower Parties confirms that the Obligations are “Designated Debt” for purpose of the Indenture dated as of April 23, 2001 relating to Salton, Inc.’s 12.25% Senior Subordinated Notes Due 2008.
     5.02 Reserve. Each of the Borrower Parties confirms the Agent’s and the Co-Agent’ respective rights to establish and maintain Reserves currently in effect in the amount of approximately $3,400,000 and to establish and maintain another Reserve from and after the Effective Date in an amount equal to $6,000,000. Nothing in this Section 5.02 limits in any way, the Agent’s or the Co-Agent’s right to establish new or other Reserves as provided in the definition of “Reserves” and otherwise in accordance with the terms of the Credit Agreement.
     5.03 Continuing Effect. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.
     5.04 No Waiver; Reservation of Rights. This Sixteenth Amendment is limited as specified and the execution, delivery and effectiveness of this Sixteenth Amendment shall not operate as a modification, acceptance or waiver of any provision of the Credit Agreement, or any other Loan Document, except as specifically set forth herein. Notwithstanding anything contained in this Sixteenth Amendment to the contrary, the Agent, the Co-Agent and the Lenders expressly reserve the right to exercise any and all of their rights and remedies under the Credit Agreement, any other Loan Document and applicable law in respect of any Default or Event of Default.
     5.05 References.
                              (a) From and after the Effective Date, (i) the Credit Agreement, the other Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Sixteenth Amendment and (ii) all of the terms and provisions of this Sixteenth Amendment are hereby incorporated by reference into the Credit Agreement, as applicable, as if such terms and provisions were set forth in full therein, as applicable.
                              (b) From and after the Effective Date, (i) all references in the Credit Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby and (ii) all references in the Credit Agreement, the other Loan Documents or any other agreement, instrument or document executed and delivered in connection therewith to “Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby.
     5.06 Governing Law. THIS SIXTEENTH AMENDMENT, AND ALL MATTERS ARISING OUT OF OR RELATING TO THE SUBJECT MATTER HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     5.07 Severability. The provisions of this Sixteenth Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Sixteenth Amendment in any jurisdiction.

     5.08 Counterparts. This Sixteenth Amendment may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this Sixteenth Amendment by telefacsimile or electronic mail shall be equally effective as delivery of a manually executed counterpart. A complete set of counterparts shall be lodged with the Borrower Parties, the Agent, the Co-Agent and each Lender.
     5.09 Headings. Section headings in this Sixteenth Amendment are included herein for convenience of reference only and shall not constitute a part of this Sixteenth Amendment for any other purpose.
     5.10 Binding Effect; Assignment. This Sixteenth Amendment shall be binding upon and inure to the benefit of the Borrower Parties, the Agent, the Co-Agent and the Lenders and their respective successors and assigns; provided, however, that the rights and obligations of the Borrower Parties under this Sixteenth Amendment shall not be assigned or delegated without the prior written consent of the Agent, the Co-Agent and the Lenders.
     5.11 Expenses. The Borrowers agree to pay the Agent and Co-Agent upon demand, for all reasonable expenses, including reasonable fees of attorneys and paralegals for the Agent, the Co-Agent and the Lenders (who may be employees of the Agent, Co-Agent or the Lenders), incurred by the Agent, the Co-Agent and the Lenders in connection with the preparation, negotiation and execution of this Sixteenth Amendment and any document required to be furnished herewith.
     5.12 Integration. This Sixteenth Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
[Signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Sixteenth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS: SALTON, INC., a Delaware corporation
By:	/s/ William Lutz
Title:	Interim Chief Executive Officer and Chief Financial Officer

TOASTMASTER INC., a Missouri corporation
By:	/s/ William Lutz
Title:	Interim Chief Executive Officer and Chief Financial Officer

SALTON TOASTMASTER LOGISTICS LLC, a Delaware limited liability company
By:	/s/ William Lutz
Title:	Interim Chief Executive Officer and Chief Financial Officer

GUARANTORS: HOME CREATIONS DIRECT, LTD., a Delaware corporation
By:	/s/ William Lutz
Title:	Interim Chief Executive Officer and Chief Financial Officer

SONEX INTERNATIONAL CORPORATION, a Delaware corporation
By:	/s/ William Lutz
Title:	Interim Chief Executive Officer and Chief Financial Officer

[16TH AMENDMENT SIGNATURE PAGE]

ICEBOX, LLC, an Illinois limited liability company
By:	/s/ William Lutz
Title:	Interim Chief Executive Officer and Chief Financial Officer

FAMILY PRODUCTS INC., a Delaware corporation
By:	/s/ William Lutz
Title:	Interim Chief Executive Officer and Chief Financial Officer

SALTON HOLDINGS, INC., a Delaware corporation
By:	/s/ William Lutz
Title:	Interim Chief Executive Officer and Chief Financial Officer

AGENT, CO-AGENT AND LENDERS: WELLS FARGO FOOTHILL, INC. as the Administrative Agent, the Collateral Agent and as a Lender
By:	/s/ William Plough
Its:

SILVER POINT FINANCE, LLC, as the Co-Agent, the Documentation Agent, and the Syndication Agent
By:	/s/ Richard Petrilli
Its:

[16TH AMENDMENT SIGNATURE PAGE]

SPIRET IV LOAN TRUST 2003-A, as a Lender By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as trustee
By:	/s/ Erwin M. Soriano
Its:	Assistant Vice President

FIELD POINT I, LTD., as a Lender
By:	/s/ Richard Petrilli
Its:

FIELD POINT II, LTD., as a Lender
By:	/s/ Richard Petrilli
Its:

FIELD POINT III, LTD., as a Lender
By:	/s/ Richard Petrilli
Its:

FIELD POINT IV, LTD., as a Lender
By:	/s/ Richard Petrilli
Its:

[16TH AMENDMENT SIGNATURE PAGE]

ANNEX A
SCHEDULE 7.33
POST SIXTEENTH AMENDMENT EFFECTIVE DATE COVENANTS
A. To the extent not delivered on our prior to the effective date of the Sixteenth Amendment to the Credit Agreement, on or before the dates specified below (or such later date as may be agreed by the Co-Agent), each Borrower Party shall, or cause each of its Subsidiaries, as applicable, to, deliver to the Agent and Co-Agent each of the following, each in form and substance reasonably acceptable to the Agent and Co-Agent:
     1. Within 15 days after the Effective Date of the Sixteenth Amendment, control agreements for the Deposit Accounts listed below or evidence that such Deposit Accounts have been closed and all amounts therein transferred to a Deposit Account in which the Agent has a first priority perfected Lien:

BANK	ADDRESS	TYPE	ACCOUNT NAME	ACCOUNT NUMBER

JP Morgan Chase (Bank One)	Mail Code IL 1645 Chicago, IL 60603		Salton, Inc.	70755261

JP Morgan Chase (Bank One)	Mail Code IL 1645 Chicago, IL 60603		Salton Toastmaster Logistics LLC	656525839

PNC Bank	Potomac Mills — 545 2720 Potomac Mills Circle Woodbridge, VA 22192		Salton Toastmaster Logistics LLC	5302710318
     2. A. Foreign Pledge Agreements, substantially similar to those Foreign Pledge Agreements previously delivered or reasonably acceptable to Co-Agent, pledging as Collateral 100% of the issued and outstanding equity of (i) Salton International C.V., within 5 days after the Effective Date of the Sixteenth Amendment, (ii) Salton UK, within 10 days after the Effective Date of the Sixteenth Amendment, (iii) Salton Hong Kong, Ltd., within 10 days after the Effective Date of the Sixteenth Amendment, (iv) Salton Sarl, within 20 days after the Effective Date of the Sixteenth Amendment, (v) Salton Australia, Pty. Ltd, within 10 days after the Effective Date of the Sixteenth Amendment, (vi) Toastmaster de Mexico SA, within 20 days after the Effective Date of the Sixteenth Amendment, and (vii) Salton Brazil Limitada, within 20 days after the Effective Date of the Sixteenth Amendment. Within 5 days after written request

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by the Agent or the Co-Agent, Foreign Pledge Agreements pledging as Collateral 100% of the issued and outstanding equity of any other Subsidiary of Salton, Inc. as specified in such request.
B. [Reserved].
C. On or before September 1, 2007, the Borrower Parties shall deliver to the Agent and the Co-Agent a comprehensive strategic plan for Salton Inc. and its Subsidiaries, setting forth specific milestones and demonstrating the ability of the Borrower Parties to perform their obligations under the Credit Agreement and in form and substance reasonably satisfactory to the Co-Agent. The Borrower Parties shall cause each milestone in such strategic plan to be achieved in the manner and at the time set forth therein.
D. Commencing on the Effective Date, the Borrower Parties shall cause Houlihan Lokey Howard & Zukin to provide weekly updates and reports on the status of the strategic plan, the Borrower Parties’ and their Subsidiaries operations and cash flows, and any other information reasonably requested by the Co-Agent.
E. (i) Concurrently with the execution and delivery of the Sixteenth Amendment, the Borrower Parties are delivering to the Agent and Co-Agent a weekly cash flow budget (“Weekly Cash Flow Budget”) for the 39 week period commencing August 6, 2007. The Weekly Budget shall be in form and substance satisfactory to the Co-Agent.
(ii) The Borrower Parties shall not permit or allow the actual amounts for the line item entitled “Net Cash Flow” in such Weekly Cash Flow Budget (on a cumulative basis from August 6, 2007) to deviate from the corresponding aggregate budgeted amounts for such line item by more than 10% unless the Co-Agent consents thereto.
(iii) The Borrower Parties shall deliver a certificate to the Co-Agent on each Tuesday setting forth in comparative form for the prior week and for the period from August 6, 2007 to the end of the prior week, the actual amounts for each such line item and the budgeted amounts therefore, the weekly and cumulative percentage deviation, if any, and an summary explanation of any deviations.
F. From and after the Effective Date, each of the Borrower Parties shall, and shall cause each of their Subsidiaries to, conduct its business and operations (including without limitation, all matters relating to accounts receivable, inventory, accounts payable and accrued liabilities) in the ordinary course, consistent with past practice.
G. The Borrower Parties acknowledge that the Co-Agent may engage a financial advisor and that the costs, fees and expenses of such financial advisor are reimbursable by the Borrower Parties under Section 13.7 of the Credit Agreement. After the engagement of such financial advisor, Co-Agent agrees to negotiate in good faith with the Borrower Parties to amend the Weekly Cash Flow Budget to reflect the costs, fees and expenses of engagement of the financial advisor.
H. No Borrower Party may make any payment of interest, principal, fees or other amounts due in respect of the Senior Notes or the Second Lien Term Loan unless, pro forma, after giving effect to such payment, Availability is at least $5,000,000 and the amount set forth and/or resulting from the calculations under each of clauses (a)(D) and (a)(E) of the definition of Borrowing Base has been permanently reduced to zero.

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